Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL AND CONSENT

to Tender and to Consent and agree to certain Amendments and the Waiver in Respect of
Any and All
Series A 6% Senior Guaranteed Convertible Notes due 2011
(CUSIP No. 45321TAL7)
and
Series B 6% Senior Guaranteed Convertible Notes due 2011
(CUSIP Nos. 45321TAM5 and 45321TAN3)
of
IMPSAT FIBER NETWORKS, INC.

Pursuant to the Offer to Purchase and Consent Solicitation Statement
dated January 29, 2007

THE TENDER OFFER, SOLICITATION AND WAIVER (EACH AS DEFINED BELOW) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 26, 2007, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”). REGISTERED HOLDERS (“HOLDERS”) OF NOTES (AS DEFINED BELOW) MUST TENDER, AND NOT WITHDRAW, THEIR NOTES PRIOR TO SUCH TIME TO RECEIVE THE OFFER CONSIDERATION (AS DEFINED BELOW). CONSENTS AND WAIVERS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THIS OFFER TO PURCHASE AND CONSENT SOLITICITATION STATEMENT AND THE RELATED LETTER OF TRANSMITTAL AND CONSENT.

Delivery of this Letter of Transmittal and Consent to an address other than as set forth on the last page of this Letter of Transmittal and Consent, or transmission of instructions via a fax number other than as set forth on the last page hereof, will not constitute a valid delivery. The instructions contained herein should be read carefully before the Letter of Transmittal and Consent is completed and signed.

The Depositary Agent for the Tender Offer, Solicitation and Waiver is:

The Bank of New York

By Mail:	By Facsimile Transmission: (212) 298-1915	By Hand or Overnight Courier:
101 Barclay Street, Floor 7 East New York, New York 10286 Attn: Corporate Trust Operations Reorganization Unit	For Eligible Institutions Only: For Confirmation Only Telephone: (212) 815-5098	101 Barclay Street, Floor 7 East New York, New York 10286 Attn: Corporate Trust Operations Reorganization Unit

ii)

IMPORTANT INFORMATION

All capitalized terms used but not defined herein have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation Statement dated January 29, 2007 (the “Offer to Purchase”).

This Letter of Transmittal and Consent is to be used by Holders of the Series A 6% Senior Guaranteed Convertible Notes due 2011 and the Series B 6% Senior Guaranteed Convertible Notes due 2011 (collectively, the “Notes”) of IMPSAT Fiber Networks, Inc., a Delaware corporation (the “Company”). This Letter of Transmittal and Consent is to be used by such Holders if (i) certificates representing Notes are to be physically delivered to the Depositary Agent herewith by such Holder or (ii) tender of Notes is to be made by book-entry transfer to the Depositary Agent’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the caption “Procedure for Tendering Notes” in the Offer to Purchase, and, in each case, such Holder desires to Consent to the Amendments, and agree to the Waiver, and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program (“ATOP”). Delivery of documents to DTC does not constitute delivery to the Depositary Agent.

Holders who are accepting the Tender Offer, Solicitation and Waiver by book-entry transfer to the Depositary Agent’s account at DTC can execute their tender through ATOP. Participants of DTC that are accepting the Tender Offer, Solicitation and Waiver must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary Agent’s account at DTC. DTC will then send an Agent’s Message (“Agent’s Message”) to the Depositary Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Tender Offer, Solicitation and Waiver in lieu of execution and delivery of a Letter of Transmittal and Consent by the participant identified in the Agent’s Message. Accordingly, the Letter of Transmittal and Consent need not be completed by a Holder tendering through ATOP.

Delivery of this Letter of Transmittal and Consent to an address other than as set forth above, or of instructions via a facsimile number other than as listed above, will not constitute a valid delivery.

Holders who wish to be eligible to receive the Offer Consideration must validly tender their Consents and Waivers at or prior to the Expiration Time.

Holders who desire to tender their Notes pursuant to the Tender Offer, Solicitation and Waiver are required to Consent to the Amendments and agree to the Waivers. The completion, execution and delivery of this Letter of Transmittal and Consent constitutes a Consent to the Amendments and a written agreement to the Waivers. Holders may not deliver Consents or Waivers without tendering Notes.

Any Holder who validly revokes a Consent will be deemed to have withdrawn the Notes to which the Consent relates. The Tender Offer, Solicitation and Waiver are made upon the terms and subject to the conditions set forth in the Offer to Purchase and herein. Holders should carefully review the information set forth therein and herein.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS LETTER OF TRANSMITTAL AND CONSENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CURRENT AS OF ANY TIME SUBSEQUENT TO THE DATE OF SUCH INFORMATION.  EXCEPT AS REQUIRED BY LAW, THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE OR REVISE ANY OF THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE HEREIN.

THIS LETTER OF TRANSMITTAL AND CONSENT DOES NOT CONSTITUTE AN OFFER TO PURCHASE IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER UNDER APPLICABLE SECURITIES OR “BLUE SKY” LAWS.

The Tender Offer, Solicitation and Waiver are subject to the satisfaction or, where possible, waiver of certain conditions specified in the Offer to Purchase.

The undersigned should complete, execute and deliver this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the Tender Offer, Solicitation and Waiver.

TENDER OF NOTES AND DELIVERY OF CONSENTS

List below the Notes to which this Letter of Transmittal and Consent relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

DESCRIPTION OF NOTES
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in if blank)	Note Series and Description	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered and as to Which Consents and Waivers are Given**

Total Principal Amount of Notes

*      Need not be completed by Holders tendering by book-entry transfer.

**   Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered. See Instruction 4. A tendering Holder is required to Consent to the Amendments and agree to the Waiver with respect to all Notes tendered by such Holder. Only Holders may validly tender their Notes and deliver their Consents and Waivers pursuant to the Tender Offer, Solicitation and Waiver.

The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the Notes tendered hereby. The Notes and the principal amount of Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TENDER OF NOTES

☐ CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: _________________________________________________________________________________

DTC Account Number: _______________________________________________________________________________________

Transaction Code Number: ____________________________________________________________________________________

Ladies and Gentlemen:

The undersigned hereby tenders to IMPSAT Fiber Networks, Inc. (the “Company”), on the terms and subject to the conditions set forth in its Offer to Purchase and Consent Solicitation Statement dated January 29, 2007 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent (which, together with the Offer to Purchase, constitutes the “Tender Offer, Solicitation and Waiver”), the principal amount of Notes indicated in the table above entitled “Description of Notes” under the column heading “Principal Amount Tendered and as to Which Consents and Waivers are Given” and Consents to the Amendments and agrees to the Waiver with respect to the aggregate principal amount of such Notes.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and delivers the written Consent to the Amendments and delivers the written agreement to the Waiver with respect to the principal amount of Notes indicated in the table above entitled “Description of Notes” under the column heading “Principal Amount Tendered and as to Which Consents and Waivers are Given” (or, if nothing is indicated therein, with respect to the principal amount of Notes with respect to which the undersigned’s Consent and Waiver is deemed given in connection with a tender of Notes) as permitted by the Indentures. The undersigned understands that the Consent and Waiver provided hereby shall remain in full force and effect unless and until such Consent or Waiver is revoked in accordance with the procedures set forth in the Offer to Purchase and this Letter of Transmittal and Consent. The undersigned understands that the Amendments and the Waiver will not become effective unless and until the Company accepts Notes for payment pursuant to the Tender Offer, Solicitation and Waiver. The Company’s obligation to accept for payment, and to pay for, Notes validly tendered pursuant to the Tender Offer, Solicitation and Waiver are subject to the terms and conditions set forth in the Offer to Purchase under “Conditions to the Offer” and in this Letter of Transmittal and Consent.

Subject to, and effective upon, the acceptance for payment of, and payment for, the principal amount of Notes tendered herewith in accordance with the terms and subject to or, where possible, waiver of the conditions of the Tender Offer, Solicitation and Waiver, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby, waives any and all other rights with respect to the Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Notes and the Indentures under which the Notes were issued) and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Notes, including without limitation any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes, and also consents to the Amendments and agrees to the Waiver with respect to such Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary Agent also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

(1) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company;

(2) present such Notes for transfer of ownership on the books of the Company;

(3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes; and

(4) deliver to the Company and the Trustee this Letter of Transmittal and Consent as evidence of the undersigned’s Consent to the Amendments and written agreement to the Waiver and as certification that requisite Consents to the Amendments and written agreements to the Waiver duly executed by Holders have been received, all in accordance with the terms and conditions of the Tender Offer, Solicitation and Waiver as set forth in the Offer to Purchase.

If the undersigned is not the registered Holder of the Notes listed in the box above labeled “Description of Notes” under the column heading “Principal Amount Tendered and as to Which Consents and Waivers are Given” or such Holder’s legal representative or attorney-in-fact, then in order to validly Consent or agree to the Waiver, the undersigned will have to obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver the Consents and Waivers in respect of such Notes on behalf of the Holder thereof, and such proxy will have to be delivered with this Letter of Transmittal and Consent.

The undersigned understands that tenders of Notes may be withdrawn, and Consents or Waivers may be revoked, by written or facsimile notice of withdrawal received by the Depositary Agent at any time prior to the Expiration Time. A valid withdrawal of tendered Notes prior to the Expiration Time will constitute the concurrent valid revocation of such Holder’s related Consent and Waiver. In order for a Holder to validly revoke a Consent or Waiver, such Holder must validly withdraw the related tendered Notes. In the event of a termination of the Tender Offer, Solicitation and Waiver, Notes validly tendered pursuant to the Tender Offer, Solicitation and Waiver will be returned to the tendering Holders promptly (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered). If the Company makes a material change in the terms of, or information concerning, the Tender Offer, Solicitation and Waiver, the Company will disseminate additional Tender Offer, Solicitation and Waiver materials to the Holders of Notes and extend the Tender Offer, Solicitation and Waiver to the extent required by law. If the Solicitation is amended prior to the Expiration Time in a manner determined by the Company to constitute a material change to the Holders of Notes, the Company will promptly disclose such amendment to the Holders and, if necessary, extend the Tender Offer, Solicitation and Waiver for a period deemed by the Company to be adequate to permit such Holders to validly withdraw their Notes and validly revoke their Consents and Waivers.

The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to or, where possible, waiver of the conditions of the Tender Offer, Solicitation and Waiver. For purposes of the Tender Offer, Solicitation and Waiver, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted by the Company when the Company gives oral or written notice thereof to the Depositary Agent. For purposes of the Waiver, Waivers received by the Depositary Agent will be deemed to have been accepted if the Company has accepted Notes for payment pursuant to the Tender Offer, Solicitation and Waiver. For purposes of the Solicitation, Consents received by the Depositary Agent will be deemed to have been accepted if:

(1) the Company and the Trustee execute the Supplemental Indentures; and

(2) the Company has accepted Notes for payment pursuant to the Tender Offer, Solicitation and Waiver.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give the Consent and Waiver contained herein and that when such tendered Notes are accepted for payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned’s Consent to the Amendments or to complete the execution of the Supplemental Indentures and to perfect the undersigned’s written agreement to the Waiver.

All authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary Agent, until receipt by the Depositary Agent of this Letter of Transmittal and Consent (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries of related Consents and Waivers will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for payment be issued in the name(s) of, and delivered to, the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under “B. Special Payment Instructions,” the undersigned hereby request(s) that any checks for the Offer Consideration be issued to the order of, and delivered to, the undersigned.

In the event that the box entitled “A. Special Issuance/Delivery Instructions” is completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for payment be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the box entitled “A. Special Issuance/Delivery Instructions” to transfer any Notes from the names of the registered Holder(s) thereof if the Company does not accept for payment any of the principal amount of such Notes so tendered.

In the event that the box entitled “B. Special Payment Instructions” is completed, the undersigned hereby request(s) that checks for the Offer Consideration be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

A. SPECIAL ISSUANCE/DELIVERY
INSTRUCTIONS
(See Instructions 1, 5 and 6)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for payment are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal and Consent or to be issued to an address different from that shown in the box entitled “Description of Notes” within this Letter of Transmittal and Consent.

Name: __________________________________________
(Please print)

Address: ________________________________________
(Please print)
     __________________________________________

     __________________________________________
(Zip Code)
      __________________________________________
                  (Tax Identification or Social Security Number
                            (See Substitute Form W-9 herein)

B. SPECIAL PAYMENT
INSTRUCTIONS
(See Instructions 1, 5 and 6)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for payment are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal and Consent or to be issued to an address different from that shown in the box entitled “Description of Notes” within this Letter of Transmittal and Consent.

Name:  __________________________________________
(Please print)

Address: ________________________________________
(Please print)
      _________________________________________

      _________________________________________
(Zip Code)
_________________________________________
                    (Tax Identification or Social Security Number)
                             (See Substitute Form W-9 herein)

PLEASE SIGN HERE

(To be completed by all tendering, consenting and waiving Holders of Notes regardless of whether Notes are being physically delivered herewith)

By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby Consents to the Amendments and agrees to the Waiver with respect to the principal amount of Notes listed in the box above labeled “Description of Notes” under the column headings “Principal Amount Tendered and as to Which Consents and Waivers are Given.”

This Letter of Transmittal and Consent must be signed by the registered Holder(s) exactly as the name of such Holder appears on certificate(s) representing Notes, or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by proxy, trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

x ____________________________________________________________________________________________________

x ____________________________________________________________________________________________________

Signature(s) of Registered Holder(s) or Authorized Signatory
(See guarantee requirement below)

Dated: __________________________________________________________________________________________, 2007

Name(s): ____________________________________________________________________________________________
(Please print)

Capacity: ____________________________________________________________________________________________

Address: ____________________________________________________________________________________________
(Including Zip Code)
Area Code and

Telephone Number: ____________________________________________________________________________________

Tax Identification or
Social Security No.:  ___________________________________________________________________________________
(Complete Accompanying Substitute Form W-9 or IRS Form W-8 as appropriate)

SIGNATURE GUARANTEE (see Instructions 1 and 5)
(Certain Signatures must be guaranteed by a Medallion Signature Guarantor)

Authorized Signature:  _________________________________________________________________________________

Name:  _____________________________________________________________________________________________
(Please print)

Title:  ______________________________________________________________________________________________

Name of Eligible Institution:   ____________________________________________________________________________

Address: ___________________________________________________________________________________________
(Including Zip Code)

Area Code and Telephone Number:   ______________________________________________________________________

Dated:  _________________________________________________________________________________________, 2007

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer, Solicitation and Waiver

1. Signature Guarantees. A Medallion Signature Guarantor must guarantee the signatures on this Letter of Transmittal and Consent, unless the Notes tendered hereby are tendered by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) that has not completed either of the boxes entitled “Special Issuance/Delivery Instructions” or “Special Payment Instructions” on this Letter of Transmittal and Consent.

In other words, a Medallion Signature Guarantor must guarantee the signatures on this Letter of Transmittal and Consent if Notes are tendered other than for the account of an Eligible Institution and:

(1) the Notes are registered in the name of a person other than the person executing this Letter of Transmittal and Consent;

(2) Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder; or

(3) payment of the Offer Consideration is to be made to a person other than the registered Holder. See Instruction 6.

2. Delivery of Letter of Transmittal and Consent and Notes. This Letter of Transmittal and Consent is to be completed by Holders if:

(1) certificates representing Notes are to be physically delivered to the Depositary Agent herewith by such Holders; or

(2) tender of Notes is to be made by book-entry transfer to the Depositary Agent’s account at DTC pursuant to the procedures set forth under the caption “Procedure for Tendering Notes” in the Offer to Purchase and such Holders desire to consent to the Amendments and agree to the Waiver relating to the Notes, and, in each case, instructions are not being transmitted through ATOP.

All physically delivered Notes, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Consent (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary Agent at its address set forth herein on or prior to the Expiration Time. Delivery of documents to DTC does not constitute delivery to the Depositary Agent.

The method of delivery of this Letter of Transmittal and Consent, the Notes and any other required documents, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary Agent. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary Agent. No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal and Consent (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate schedule attached hereto.

4. Partial Tenders ― not applicable to Holders who tender by book-entry transfer. Consents, Waivers and tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If Holders wish to tender, Consent or agree to the Waiver with respect to less than the entire principal amount evidenced by any Notes submitted, such Holders must fill in the principal amount that is to be tendered in the column entitled “Principal Amount Tendered and as to Which Consents and Waivers are Given.” In the case of a partial tender of Notes, as soon as practicable after the Expiration Time, new certificates for the remainder of the Notes that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal and Consent. The entire principal amount that is represented by Notes delivered to the Depositary Agent will be deemed to have been tendered, and the tendering Holder will be deemed to have Consented to the Amendments and agreed to the Waiver with respect to the entire principal amount of such Notes, unless otherwise indicated.

5. Signatures on Letter of Transmittal and Consent, Instruments of Transfer and Endorsements. If this Letter of Transmittal and Consent is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alternation, enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal and Consent. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, Consent and Waivers as there are different registrations of certificates.

If this Letter of Transmittal and Consent or any Notes or instrument of transfer is signed by a proxy, trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit proper evidence satisfactory to the Company of such person’s authority to so act.

When this Letter of Transmittal and Consent is signed by the registered Holders of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

If this Letter of Transmittal and Consent is signed other than by the registered Holders of the Notes listed, the Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case, signed exactly as the name or names of the registered Holders appear on the Notes, and signatures on such Notes or instruments of transfer are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

6. Special Issuance and Delivery Instructions. If a check and/or certificates for unpurchased or untendered Notes are to be issued in the name of a person other than the person executing this Letter of Transmittal and Consent, or if a check is to be sent and/or such Notes are to be returned to someone other than the person executing this Letter of Transmittal and Consent or to an address other than that shown above, the appropriate “Special Issuance/Delivery Instructions” or “Special Payment Instructions” box above on this Letter of Transmittal and Consent should be completed. All Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account from which such Notes were delivered.

7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the Tender Offer, Solicitation and Waiver. If payment of the Offer Consideration is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal and Consent, the amount of any transfer tax (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the Offer Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

8. Waiver of Conditions. The conditions of the Tender Offer, Solicitation and Waiver may be amended or waived by the Company, in whole or in part, at any time and from time to time in the Company’s sole discretion, in the case of any Notes tendered or Consents or Waivers delivered.

9. Backup Withholding; Substitute Form W-9. Each tendering Holder is required to provide the Depositary Agent with such Holder’s correct taxpayer identification number (“TIN”), generally the Holder’s Social Security or federal employer identification number, and with certain other information on a Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the Holder is not subject to backup withholding (or provide a basis for exemption from backup withholding). Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to a $50 penalty imposed by the Internal Revenue Service and federal income tax backup withholding at the rate of 28% on the payment of the Offer Consideration, as applicable. If withholding results in an overpayment of taxes, the Holder may obtain a refund if the required information is provided to the Internal Revenue Service.

Certain Holders (including, among others, corporations) generally are exempt from these backup withholding and reporting requirements. A Holder that qualifies as an exempt recipient (other than a Holder required to complete a Form W-8 as described below) should write “Exempt” on the face of the Substitute Form W-9. A tendering Holder that is a nonresident alien or a foreign entity may establish such Holder’s status as an exempt recipient by submitting the appropriate completed Internal Revenue Service Form W-8 (generally Internal Revenue Service Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) attesting to such Holder’s exempt status. The appropriate form may be obtained via the Internal Revenue Service website at www.irs.gov or by contacting the Depositary Agent at the address on the face of this Consent and Letter of Transmittal.

If a tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should check the box in Part 3, sign and date the Substitute Form W-9, and sign the Certificate of Awaiting Taxpayer Identification Number. If the box in Part 3 is checked, and the Depositary Agent is not provided with a TIN by the time of payment, backup withholding may result.

10. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal and Consent may be directed to the Information Agent at the telephone number and location listed on the back cover of the Offer to Purchase. A Holder may also contact the Dealer Manager and Solicitation Agent at its telephone number set forth on the back cover hereof or such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Tender Offer, Solicitation and Waiver.

IMPORTANT: This Letter of Transmittal and Consent (or a manually signed facsimile hereof), together with Notes and all other required documents, must be received by the Depositary Agent on or prior to the Expiration Time with respect to Holders wishing to receive the Offer Consideration.

IMPORTANT TAX INFORMATION

TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS CONSENT LETTER IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE; (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under current U.S. federal income tax law, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary Agent with such Holder’s correct TIN on the Substitute Form W-9 below (or provide an alternative basis for exemption from backup withholding). If such Holder is an individual, the TIN is his or her Social Security number. If the Depositary Agent is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Consideration paid to such Holder or other payee with respect to Notes purchased pursuant to the Tender Offer and the Solicitation may be subject to backup withholding tax. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

Certain Holders (including, among others, all corporations and certain foreign individuals) generally are exempt from these backup withholding and reporting requirements. A Holder that qualifies as an exempt recipient (other than a Holder required to complete a Form W-8 as described below) should write “Exempt” on the face of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such a Holder should generally submit to the Depositary Agent the appropriate Internal Revenue Service Form W-8 (or successor form), signed under penalties of perjury, attesting to that individual’s exempt status. Such forms can be obtained from the Depositary Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary Agent is required to withhold 28% of any Offer Consideration paid to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

See the section entitled “Certain Material United States Federal Income Tax Consequences” in the Statement for an additional discussion of certain material tax consequences.

Purpose of Substitute Form W-9

To prevent backup withholding on any Offer Consideration, each tendering U.S. Holder (including a resident alien), is required to notify the Depositary Agent of the Holder’s correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that the Holder is not subject to backup withholding because:

(1) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends;

(2) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or

(3) the Holder is exempt from backup withholding.

What Number to Give the Depositary Agent

The Holder is required to give the Depositary Agent the correct TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

Payer’s Name: The Bank of New York, As Depositary Agent
SUBSTITUTE Form W-9	Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security number(s) or Employer Identification Number(s): _____________________________
Department of the Treasury Internal Revenue Service
Part 2 - Certification -

Under penalties of perjury, I certify that

(1)   The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and

(2)   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)   I am a U.S. person (including a U.S. resident alien).

Certification Instructions: You must cross out (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do no cross out such item (2).

Payer’s Request for Taxpayer Identification Number (TIN)
Name:  _______________________________
Address: _____________________________
Signature  ____________________________
Date ________________________________
Check appropriate box:
☐ Individual/Sole Proprietor
☐ Corporation
☐ Partnership
☐ Other (Specify)________________

Part 3 - Awaiting TIN ☐

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING AT THE RATE OF 28% ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER AND SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYERIDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable cash payments made to me thereafter will be withheld until I provide a properly certified taxpayer identification number to the Depositary Agent.

Signature ____________________________________________   Date _______________________________________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

(SECTION REFERENCES ARE TO THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED)

Guidelines for Determining the Proper Identification Number to Give the Payor. ― Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

For this type of account:	Give the SOCIAL SECURITY number of ―	For this type of account:	Give the EMPLOYER IDENTIFICATION number of ―
1. An individual’s account	The individual	8. Sole proprietorship account	The owner (4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	9. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (5)
3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person (1)	10. Corporate account	The corporation
4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	11. Religion, charitable, or educational organization account	The organization
5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor (1)	12. Partnership account held in the name of the business	The partnership
6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person (3)	13. Association, club, or other tax-exempt organization	The organization
7. a. The usual revocable savings trust account (grantor is also in the name of a public trustee)	The grantor-trustee (1)	14. A broker or registered nominee	The broker or nominee
b. So-called trust account that is not a legal or valid trust under State Law	The actual owner (1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	Show the name of the owner. You may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(5)	List first and circle the name of the legal trust, estate or pension trust.

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number, or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted backup from withholding include:

•
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments Not Generally Subject to Backup Withholding

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain Foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade of business and you have not provided your correct taxpayer identification number to the payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

AN EXEMPT PAYEE DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

If you are a nonresident alien or a foreign entity not subject to backup withholding, file a completed Internal Revenue Service Form W-8BEN or Form W-8ECI, as applicable, with the payor.

Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N.

PRIVACY ACT NOTICE— Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Trustee for the Notes is:

The Bank of New York

101 Barclay Street
Floor 4 East
New York, New York 10286
Attention: Corporate Trust Administration

Questions regarding the Offer or the procedure for tendering, as well as requests for assistance or additional copies of this Offer or the Letter of Transmittal may be directed to the Information Agent at its address and telephone number listed below. You may also contact your broker, dealer, commercial bank trust company or other nominee for assistance with the Offer.

The Information Agent for the Offer to Purchase is:

Georgeson Inc.

17 State Street, 10th Floor
New York, NY 10004
Banks and Brokers call: (212) 440 -9800
Toll Free: (866) 277-5068

Manually signed facsimile copies of the Letter of Transmittal will be accepted.
The Letter of Transmittal and any other required documents should be sent or delivered by each Holder or such Holder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary Agent at its address set forth below.

The Depositary Agent for the Offer to Purchase is:

The Bank of New York

By Mail:	By Facsimile Transmission: (212) 298-1915	By Hand or Overnight Courier:
101 Barclay Street, Floor 7 East New York, New York 10286 Attn: Corporate Trust Operations Reorganization Unit	For Eligible Institutions Only: For Confirmation Only Telephone: (212) 815-5098	101 Barclay Street, Floor 7 East New York, New York 10286 Attn: Corporate Trust Operations Reorganization Unit

The Dealer Manager and Solicitation Agent for the Offer to Purchase is:

Goldman, Sachs & Co.

One New York Plaza, 48th Floor
New York, New York 10004
Toll Free: (800) 828-3182
Collect: (212) 357-0775
Attn: Credit Liability Management Group